Supplement dated February 14, 2023
Product Name	Prospectus Form #/Date
RiverSource® Signature Variable Universal Life Insurance	S-6482 K (1/07) Jan. 2, 2007 ANN9057_12_A01_(04/22)
The information in this supplement updates and amends certain information contained in your current variable life insurance product prospectus. Please read it carefully and keep it with your variable life insurance product prospectus for future reference. Except as modified in this supplement, all other terms and information contained in the prospectus remain in effect and unchanged.
Effective immediately, the JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares is no longer available as an investment option under the above-listed variable life insurance policy. All references to the JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares are hereby deleted.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
SUP9057-0001_(02/23)